EXHIBIT 31.2

I, George R. Kirkland, certify that:

1. I have reviewed this annual report on Form 10-K of Southwest Georgia Financial Corporation;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Corporation as of, and for, the periods presented in this report;
4. The Corporation's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a--15(e) and 15d--15(e)) and have:
     a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; and
     b) evaluated and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     c) disclosed in this report any change in the Corporation's internal control over financial reporting that occurred during the Corporation's most recent fiscal year that has materially affected, or is reasonably likely to materially affect, the Corporation's internal control over financial reporting; and
5. The Corporation's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Corporation's auditors and the audit committee of the Corporation's board of directors:
     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial information; and
     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting.


Date:  March 26, 2007


By:   /s/George R. Kirkland
      George R. Kirkland
      Senior Vice President and Treasurer
      Southwest Georgia Financial Corporation